UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Oak Valley Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2019

This communication presents only an overview of the more complete proxy materials, which includes the Company’s 2018 Annual Report to Shareholders, Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2019, as amended on March 26, 2019, Notice of Annual Meeting, Proxy Statement, and Proxy Card (collectively, “Proxy Materials”), which are available for the public at www.edocumentview.com/OVLY. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone, or request a paper copy of the Proxy Materials to receive a physical proxy card. There is no charge to you for requesting a paper copy of the Proxy Materials. Please make your request for a paper copy using one of the following methods as instructed below on or before June 7, 2019 to facilitate timely delivery.

Methods:	If you are a shareholder of record:	If you are beneficial owner of shares held in street name:

By Telephone:	Toll Free Telephone Number: 1-866-641-4276	Toll Free Telephone Number: 1-800-579-1639

From the Internet:	Go to www.investorvote.com/OVLY, click Request Materials	Go to www.proxyvote.com by following the instructions on the screen.

By Email	Write to investorvote@computershare.com with subject line: “Proxy Materials Oak Valley Bancorp.”	Send a blank email to sendmaterial@proxyvote.com with your 12-Digital Control Number in the subject line.

Your Board of Director recommends that you vote:

●	FOR the election of each of the Director nominees listed in the Proxy Statement under “PROPOSAL 1 — ELECTION OF DIRECTORS”;

●

FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 under “PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”;

●	FOR the non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers under “PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION”; and

●

FOR 3 YEARS for the non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers under “PROPOSAL 4—NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS”.

By Order of the Board of Directors,

Date: May 6, 2019	/s/ Richard A. McCarty
Richard A. McCarty
Secretary